                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                              MORGAN'S FOODS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                              MORGAN'S FOODS, INC.
                                   Suite 126
                            24200 Chagrin Boulevard
                             Beachwood, Ohio 44122

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 27, 2003

                               ------------------

TO THE SHAREHOLDERS:

     You are hereby notified that the Annual Meeting of Shareholders of Morgan's Foods, Inc., an Ohio corporation (the "Company"), will be held at the Hilton Cleveland East, 3663 Park East Dr., Beachwood, Ohio, on Friday, June 27, 2003, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

          1. To elect the Board of Directors of the Company.

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on May 14, 2003 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                                     KENNETH L. HIGNETT
                                                         Secretary

June 6, 2003

--------------------------------------------------------------------------------

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE THAT THEIR SHARES ARE REPRESENTED AT THE MEETING OR ANY ADJOURNMENT THEREOF.

                              MORGAN'S FOODS, INC.
                         24200 Chagrin Blvd., Suite 126
                             Beachwood, Ohio 44122

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Morgan's Foods, Inc., an Ohio corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at the Hilton Cleveland East, 3663 Park East Dr., Beachwood, Ohio, on Friday, June 27, 2003 at 10:00 a.m., Eastern Daylight Time, and at any adjournment thereof.

     This proxy statement and accompanying notice and form of proxy are being mailed to shareholders on or about June 6, 2003. A copy of the Company's Annual Report to Shareholders, including financial statements, for the fiscal year ended March 2, 2003 (the "2003 fiscal year") is enclosed with this proxy statement.

     The presence of any shareholder at the Meeting will not operate to revoke his proxy. Any proxy may be revoked, at any time before it is exercised, in open meeting, or by giving notice to the Company in writing, or by filing a duly executed proxy bearing a later date.

     If the enclosed proxy is executed and returned to the Company, the persons named therein will vote the shares represented by it at the Meeting. The proxy permits specification of a vote for the election of directors, or the withholding of authority to vote in the election of directors, or the withholding of authority to vote for one or more specified nominees.

     Where a choice is specified in the proxy, the shares represented thereby will be voted in accordance with such specification. If no specification is made, such shares will be voted at the Meeting FOR the election as directors of the nominees set forth herein under "Election of Directors".

     Under Ohio law and the Company's Articles of Incorporation, broker non-votes and abstaining votes will not be counted in favor of or against election of any nominee.

     The close of business on May 14, 2003, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of May 14, 2003, the Company's outstanding voting securities consisted of 2,719,641 Common Shares, without par value, each of which is entitled to one vote on all matters to be presented to the shareholders at the Meeting.

                             ELECTION OF DIRECTORS

     At the Meeting, shares represented by proxies will be voted, unless otherwise specified in such proxies, for the election of the seven nominees for directors named in this proxy statement and the enclosed proxy. These nominees will, if elected, serve as directors of the Company until the next annual meeting of the shareholders and until their successors are elected and shall qualify. Six of the nominees are currently members of the Board of Directors and all nominees have consented to be nominated and to serve if elected. If, for any reason, any one or more nominees becomes unavailable for election, it is expected that proxies will be voted for the election of such substitute nominees as may be designated by the Board of Directors.

     If notice in writing is given by any shareholder to the President or the Secretary of the Company, not less than 48 hours before the time fixed for holding the Meeting, that such shareholder desires that the voting for the election of directors shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the Meeting by the President or Secretary or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as he possesses at such election and to give one candidate an amount of votes equal to the number of directors to be elected multiplied by the number of his shares, or to distribute his votes on the same principle among two or more candidates, as he sees fit.

     If voting for the election of directors is cumulative, the persons named in the enclosed proxy will vote the shares represented by proxies given to them in such fashion as to elect as many of the nominees as possible.

     The table below sets forth, as of May 16, 2003, certain information about each of the nominees for director.

                                                                                  DIRECTOR
                                                                                   OF THE
                                             PRINCIPAL OCCUPATION                 COMPANY
         NAME             AGE               FOR THE PAST FIVE YEARS                SINCE
         ----             ---               -----------------------               --------
Lawrence S. Dolin         59     Chairman, President and Chief Executive           1981
                                 Officer, Noteworthy Medical Systems, Inc.
                                 (July 1998 to present) (computerized patient
                                 record software);
Bahman Guyuron, MD        57     Plastic Surgeon, President, Bahman Guyuron
                                 MD, Inc. (November 1982 to present) (surgical
                                 practice)
Kenneth L. Hignett        56     Senior Vice President, Chief Financial            1993
                                 Officer and Secretary of the Company (March
                                 1992 to present); Vice President, Secretary
                                 and Treasurer of the Company (January 1991 to
                                 March 1992); Vice President and Treasurer of
                                 the Company (June 1989 to January 1991)
Steven S. Kaufman         53     Partner and Executive Committee, Group Leader     1989
                                 - Business Litigation, Thompson Hine LLP (Law
                                 Firm) (June 2002 to present) (law firm)
                                 President and Managing Partner, Kaufman &
                                 Cumberland Co. L.P.A. (July 1982 to May 2002)
                                 (law firm)
Bernard Lerner            76     President and Chief Executive Officer,            1989
                                 Automated Packaging Systems, Inc.
                                 (manufacturer of packaging materials and
                                 machinery)
James J. Liguori          54     President and Chief Operating Officer of the      1984
                                 Company (July 1988 to present); Executive
                                 Vice President of the Company (August 1987 to
                                 July 1988); Vice President of the Company
                                 (June 1979 to August 1987)
Leonard R. Stein-Sapir    64     Chairman of the Board and Chief Executive         1981
                                 Officer of the Company (April 1989 to
                                 present)

     Lawrence S. Dolin also serves as a director of FalconStor, Inc. a company in the business of providing software IP storage.

     Kenneth L. Hignett also serves as a director and officer, Leonard R. Stein-Sapir also serves as Chairman of the Board and Chief Executive Officer and Steven S. Kaufman also serves as a director and Secretary of Mortgage Information Services, Inc., a company in the business of providing loan origination and settlement services to mortgage lenders.

     Richard A. Arons, currently a director of the Company, is not standing for re-election at the Meeting.

     The Company has an Executive Committee, an Audit Committee, and a Stock Option Plan Committee, the members of each of which are appointed by the Board of Directors. The Company does not have a nominating committee.

     The Executive Committee consists of James J. Liguori, Lawrence S. Dolin, Bernard Lerner and Leonard R. Stein-Sapir. This committee has the authority, between meetings of the Board of Directors, to exercise substantially all of the powers of the Board in the management of the business of the Company.

     The Audit Committee consists of Lawrence S. Dolin (Chairman), Steven S. Kaufman and Bernard Lerner. This committee, as set forth in more detail in the Audit Committee Charter which is attached to this Proxy Statement as Exhibit A, retains the Company's independent auditors and pre-approves any non-audit services performed by them. It reviews with such accountants the arrangements for, and the scope of, the audit to be conducted by them. It also reviews with the independent accountants and with management the results of audits and various other financial and accounting matters affecting the Company.

     The members of the Stock Option Committee are Steven S. Kaufman, Bernard Lerner (Chairman), and Lawrence S. Dolin. This committee administers the Company's stock option plans.

     The Board of Directors met four times, the Audit Committee met two times and the Stock Option Committee and the Executive Committee did not meet, during the 2003 fiscal year. Each director currently serving on the Board attended 75% or more of the meetings held during such year by the Board and the committee(s) on which he served, except Richard A. Arons who attended two of four meetings of the Board of Directors.

                             AUDIT COMMITTEE REPORT

     The Audit Committee is composed of three directors, all of whom are independent under the rules of the American Stock Exchange. The Committee operates under a written charter adopted on June 23, 2000, reviewed annually and ratified most recently on June 28, 2002 (a copy of the charter is attached as Exhibit A to this Proxy Statement). The Committee's responsibilities include oversight of the Company's independent auditors as well as oversight of management's conduct in the Company's financial reporting process. The Committee also retains the Company's independent auditors and pre-approves any non-audit services performed by them. Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. For fiscal 2003, the Committee met and held discussions with management and the independent auditors. In addition, the Chairman of the Audit Committee, on behalf of the Committee, has reviewed each of the Company's quarterly submissions on form 10-Q with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing

Standards No. 61 (Communication with Audit Committees). The Company's independent auditors also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent auditors their firm's independence. The Audit Committee has considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditor's independence.

     Based on the Committee's discussion with management and the independent auditors and the Committee's review of the representations of management and the report of the independent auditors to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 2, 2003 filed with the Securities and Exchange Commission.

The Audit Committee

Lawrence S. Dolin, Chairman
Steven S. Kaufman
Bernard Lerner

                            INDEPENDENT AUDITOR FEES

     The following table sets forth the aggregate fees billed or to be billed to the Company for the fiscal years ended March 2, 2003 and March 3, 2002 by the Company's independent auditors, Deloitte & Touche LLP:

                                                                2003       2002
                                                              --------   --------
Audit Fees.................................................   $ 88,235   $ 75,660
Audit-Related Fees.........................................     15,942     41,234
                                                              --------   --------
Total Audit and Audit-Related Fees.........................    114,177    116,894
Tax Fees...................................................     42,932     60,223
All Other Fees.............................................         --         --
                                                              --------   --------
Total Fees.................................................   $132,874   $177,117

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table sets forth certain information with respect to all persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Shares as of May 17, 2003.

               NAME AND ADDRESS                                     PERCENT OF
              OF BENEFICIAL OWNER                NUMBER OF SHARES     CLASS
              -------------------                ----------------   ----------
Leonard R. Stein-Sapir (1)
24200 Chagrin Blvd., Suite 126
Beachwood, OH 44122............................     1,018,262          33.9%

---------------

(1) Includes 431,400 shares owned by Mortgage Information Services, Inc., a company which Mr. Stein-Sapir controls, 13,333 shares under contract to be purchased from Richard A. Arons, 100,000 shares subject to exercisable options, 98 shares owned by Mr. Stein-Sapir's children and 1,666 shares owned by his wife. Mr. Stein-Sapir disclaims any beneficial interest in the shares owned by his wife and children.

     SECURITY OWNERSHIP OF MANAGEMENT. The following table sets forth information as of May 17, 2003, with respect to Common Shares beneficially owned by all directors and nominees for election as directors of the Company and by all officers and directors of the Company as a group. Each person owns beneficially and of record the shares indicated and has sole voting and investment power with respect thereto, except as otherwise set forth in the footnotes to the table.

                                                                    PERCENT OF
                     NAME                        NUMBER OF SHARES     CLASS
                     ----                        ----------------   ----------
Richard A. Arons (3)...........................        13,333             *
Lawrence S. Dolin (1)..........................       106,125           3.5
Bahman Guyuron, MD.............................        90,823           3.0
James J. Liguori (2)...........................       131,539           4.4
Steven S. Kaufman..............................         4,686             *
Leonard R. Stein-Sapir (3).....................     1,018,262          33.9
Bernard Lerner(4)..............................       109,783           3.7
Kenneth L. Hignett (5).........................        27,833           1.0
All officers and directors as a group (12
  persons) (6).................................     1,548,239          51.6%

---------------

  * Less than one percent of the outstanding Common Shares of the Company.

(1) Includes 43,000 shares owned by a partnership of which Mr. Dolin is a general partner and 625 shares owned by Mr. Dolin's wife. Mr. Dolin disclaims any beneficial interest in the shares owned by his wife.

(2) Includes 100,000 shares subject to exercisable options and 83 shares owned by his wife. Mr. Liguori disclaims any beneficial interest in the shares owned by his wife.

(3) Includes 431,400 shares owned by Mortgage Information Services, Inc., a company which Mr. Stein-Sapir controls, 13,333 shares under contract to be purchased from Richard A. Arons, 100,000 shares subject to exercisable options, 98 shares owned by Mr. Steiny-Sapir's children and 1,666 shares owned by his wife. Mr. Stein-Sapir disclaims any beneficial interest in the shares owned by his wife and children.

(4) Includes 6,717 shares owned by his wife. Mr. Lerner disclaims any beneficial interest in the shares owned by his wife.

(5) Includes 25,000 shares subject to exercisable options.

(6) Includes 282,500 shares subject to exercisable options.

                             EXECUTIVE COMPENSATION

                REPORT OF THE BOARD OF DIRECTORS ON COMPENSATION

     Introduction. The disclosure rules of the Securities and Exchange Commission require the Company to provide certain information concerning the compensation of the Chief Executive Officer and the other executive officers of the Company. The Company does not have a compensation committee of the Board of Directors. Decisions on the compensation of the Company's Chief Executive Officer are made by the Board and salaries of other executive officers are set in relation to the salary of the Chief Executive Officer.

     Structure. Compensation of the Company's executive officers consists primarily of salary and stock option grants. The Company also provides a matching contribution to deferred compensation under a 401(k) Plan described in a separate section of this proxy statement. Stock options have been used by the Company to reward executives for actions which increase shareholder value. The granting of stock options also aids in the retention of high quality executives by providing long-term incentives. The Company has no bonus plan for executives nor does it provide retirement benefits. The Company believes that the Company's compensation policy is fair to the Company's employees and shareholders and that its total compensation package is competitive within the restaurant industry.

     Base Salary. Since 1999, the Company has relied on its own informal surveys of compensation levels to gauge the reasonableness of the compensation of Leonard Stein-Sapir, the Company's Chief Executive Officer. Mr. Stein-Sapir's compensation was at an annual rate of $250,000 for the 2003 fiscal year which has been unchanged since February 28, 2000 although his actual compensation for the fiscal year ended February 25, 2001 was 236, 500 because of voluntary salary reductions taken during the year.

     All executive officer salaries are reviewed on an annual basis. In deciding on changes in the annual base salary of the Chief Executive Officer the Board considers several performance factors. Among these are operating and administrative efficiency and the maintenance of an appropriately experienced management team. The Board also evaluates the Chief Executive Officer's performance in the area of finding and evaluating new business opportunities to establish the most productive strategic direction for the Company. Salary changes for other executives are based primarily on their performance in supporting the strategic initiatives of the Chief Executive Officer, meeting individual goals and objectives set by the Chief Executive Officer, and improving the operating efficiency of the Company. Also, where applicable, changes in the duties and responsibilities of each other executive officer may be considered in deciding on changes in annual salary. The Company has no formal, written bonus plan but has paid executive bonuses during fiscal 2003 relating to the Company's profitable performance in fiscal 2002.

     Stock Options. Stock options have been administered by the Stock Option Committee of the Board of Directors. In April 1999, the Board of Directors approved a non-qualified stock option plan for executives and managers and a key employees' non-qualified stock option plan. Options were granted under the Non-qualified Stock Option Plan for Executives and Managers on April 2, 1999 for 145,150 shares of common stock and under the Key Employee's Non-qualified Stock Option Plan for 129,850 shares on January 7, 2000 and for 11,500 shares on April 27, 2001. Options granted to certain employees, including the Chief Executive Officer, are shown in the Exercisable Options table below.

                             THE BOARD OF DIRECTORS

Richard A. Arons       Leonard R. Stein-Sapir
Lawrence S. Dolin      Bernard Lerner
James J. Liguori       Kenneth L. Hignett
Steven S. Kaufman

                           SUMMARY COMPENSATION TABLE

     The following table sets forth for each of the Company's last three fiscal years the compensation earned by or awarded or paid to the Company's Chief Executive Officer and each of the Company's other most highly compensated executive officers earning more than $100,000 during one or more of such years.

                                                       ANNUAL COMPENSATION
NAME AND                                      FISCAL   --------------------      ALL OTHER
PRINCIPAL POSITION                             YEAR     SALARY    BONUS (1)   COMPENSATION (2)
------------------                            ------   --------   ---------   ----------------
Leonard R. Stein-Sapir,                        2003    $245,192    $18,727         $6,075
  Chairman of the Board                        2002     250,000          0          6,159
  and Chief Executive Officer                  2001     236,500          0          8,291

James J. Liguori,                              2003    $221,740    $15,094         $5,832
  President and                                2002     201,500          0          4,398
  Chief Operating Officer                      2001     202,500          0          4,171

Kenneth L. Hignett,                            2003    $112,789    $ 8,614         $3,804
  Senior Vice President,                       2002     115,000          0          6,132
  Chief Financial Officer and Secretary        2001     115,000          0          5,712

Barton J. Craig                                2003    $102,404    $ 7,116         $    0

---------------

(1) Represents bonus paid during fiscal 2003 related to the Company's profitable performance in fiscal 2002.

(2) Represents the value of insurance premiums paid by the Company with respect to term life insurance for the benefit of the named executives and the matching contribution made by the Company to the 401(k) Plan.

                      OPTION EXERCISES IN FISCAL 2003 AND
                         FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information about the number of options exercised during the 2003 fiscal year and the number and value of unexercised nonqualified stock options held as of March 2, 2003 by each executive named in the Summary Compensation Table.

                                                                                       VALUE OF
                                                                       NUMBER OF      UNEXERCISED
                                                                      UNEXERCISED    IN-THE-MONEY
                                                                     OPTIONS AS OF   OPTIONS AS OF
                                          SHARES                     MARCH 2, 2003   MARCH 2, 2003
                                       ACQUIRED ON       VALUE       EXERCISABLE/    EXERCISABLE/
NAME                                   EXERCISE (#)   REALIZED ($)   UNEXERCISABLE   UNEXERCISABLE
----                                   ------------   ------------   -------------   -------------
Leonard R. Stein-Sapir                      0              0           100,000/0         $0/0
James J. Liguori                            0              0           100,000/0         $0/0
Kenneth L. Hignett                          0              0            25,000/0         $0/0
Barton J. Craig                             0              0            20,000/0         $0/0

  RETIREMENT AND SAVINGS PLAN -- 401(k)

     Since October 1, 1993, the Company has maintained a Retirement and Savings Plan under IRS Code Section 401(k) ("the 401(k) Plan"). The 401(k) Plan allows eligible employees to defer a portion of their compensation before federal income tax to a qualified trust. All employees who are at least 21 years of age are eligible to participate in the 401(k) Plan. The participants may choose from eight investment options for the investment of their deferred compensation. In addition, the Company matches 30% of each participant's salary deferral, for the first 6% of their salary, with a cash contribution. For the fiscal year ended March 2, 2003, the Company contributed $82,588 to the 401(k) Plan and paid or accrued $14,545 in administrative fees.

  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Board of Directors performs the functions of a compensation committee. The Company's Board includes three members who are executive officers of the Company: James J. Liguori, Kenneth L. Hignett and Leonard R. Stein-Sapir. During the fiscal year ended March 2, 2003, Mr. Liguori was President and Chief Operating Officer of the Company, positions he has held since July 1988. From August 1987 to July 1988, he was Executive Vice President of the Company, and from June 1978 to August 1987 hewas Vice President of the Company. During the fiscal year ended March 2, 2003, Mr. Hignett was Senior Vice President, Chief Financial Officer and Secretary of the Company, positions which he has held since March 1992. From January 1991 to March 1992, he was Vice President, Secretary and Treasurer of the Company, and from June 1989 to January 1991 he was Vice President and Treasurer of the Company. During the fiscal year ended March 2, 2003, Mr. Stein-Sapir was Chairman of the Board and Chief Executive Officer of the Company, positions he has held since April 1989.

DIRECTOR COMPENSATION

     Annual Fee. Messrs. Arons, Dolin, Kaufman and Lerner each received $12,000 for serving on the Board of Directors during the fiscal year ended March 2, 2003. Directors who are also officers of the Company do not receive additional compensation as Directors. Additional compensation of $1,500 per meeting, up to a maximum of four meetings per year, was paid to Directors serving on the Audit Committee. No additional compensation is paid to Directors for serving on other Committees of the Board.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total return on the Company's Common Shares, assuming a $100 investment as of March 1, 1998, and based on the market prices at the end of each fiscal year, with the cumulative total return of the Standard & Poor's Midcap 400 Stock Index and a restaurant group index composed of 19 restaurant companies that have a market capitalization comparable to that of the Company.

[Performance Graph]

                                                  1998       1999       2000       2001       2002       2003
              Morgan's Foods                      100        105        123         36         88         70
              S&P Midcap 400                      100        102        130        146        153        122
              Restaurant Index                    100         54         48         22         15         12

     The companies in the restaurant index are Angelo & Maxies Inc., Austins Steaks & Saloon Inc., Avado Brands Inc., Boston Restaurant Assoc. Inc., Brazil Fast Food Corp., Briazz Inc., Chefs International Inc., Creative Host Services Inc., Eateries Inc., Elmers Restaurants Inc., Flanigans Enterprises Inc., Good Times Restaurants Inc., Granite City Food & Brewery, Grill Concepts Inc., Health Express USA Inc., Mexican Restaurants Inc., New World Restaurant Group, Star Buffet Inc. and Tumbleweed Inc. The index is weighted based on market capitalization. The companies included in the restaurant index were approved by the Board of Directors.

     In previous years the Company used a peer group of restaurant companies for comparison in the Shareholder Return Performance Graph. The peer group was no longer usable as most of the entities contained in it had ceased to exist as independent public companies. For this reason a group of public restaurant companies with market capitalizations between $4M and $12M was selected as the restaurant index comparison group for the Shareholder Return Performance Graph. The Company believes that this index encompasses all companies that fit the aforementioned criteria.

                       SELECTION OF INDEPENDENT AUDITORS

     Deloitte & Touche LLP serves as the Company's independent auditors. The Board of Directors of the Company has not selected independent auditors for the Company and its subsidiaries for the fiscal year ending March 1, 2004. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

     Any shareholder who intends to present a proposal for inclusion in the proxy statement and form of proxy relating to the 2004 Annual Meeting of Shareholders is advised that the proposal must be received by the Company at its principal executive offices not later than January 31, 2004. The Company is not required to include in its proxy statement or form of proxy a shareholder proposal which is received after that date or which otherwise fails to meet requirements for shareholder proposals established by regulations of the Securities and Exchange Commission.

     If a shareholder intends to raise, at the Company's annual meeting in 2004, a proposal that he does not seek to have included in the Company's proxy statement, he must notify the Company of the proposal on or before April 15, 2004. If the shareholder fails to notify the Company, the Company's proxies will be permitted to use their discretionary voting authority with respect to such proposal when and if it is raised at such annual meeting, whether or not there is any discussion of such proposal in the proxy statement for that meeting.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and owners of more than ten percent of the Company's Common Shares ("10% stockholders"), to file with the Securities and Exchange Commission (the "SEC") and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Common Shares of the Company. Executive officers, directors and 10% stockholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 2, 2003, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were complied with.

                            EXPENSES OF SOLICITATION

     The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by regular employees of the Company, either personally or by telephone. The Company does not expect to pay any compensation for the solicitation of proxies, but it may reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

                                 OTHER MATTERS

     The Board of Directors is not aware of any matters to be presented for action at the Meeting other than those shown in this document. Should any other matters be properly presented for action at the Meeting, the enclosed proxy confers upon the proxy holders named therein the authority to vote on such matters in accordance with their judgment.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                                     KENNETH L. HIGNETT
                                                         Secretary

Beachwood, Ohio
June 6, 2003

                                   EXHIBIT A
                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

     ORGANIZATION

     This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee and at least one member shall have accounting or related financial management expertise.

     STATEMENT OF POLICY

     The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

     RESPONSIBILITIES AND PROCESSES

     The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

     The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

 - The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee also retains the Company's independent auditors and pre-approves any non-audit services performed by them.

 - The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

 - The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

 - The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

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            P R O X Y                                                  P R O X Y
                                    MORGAN'S FOODS, INC.

                The undersigned hereby appoints Lawrence S. Dolin, Leonard R.
            Stein-Sapir and James J. Liguori, and each of them, attorneys and proxies of the undersigned with full power of substitution to attend the Annual Meeting of Shareholders of Morgan's Foods, Inc. (the "Company") at Hilton Cleveland East, 3663 Park East Drive, Beachwood, Ohio, on Friday, June 27, 2003 at 10:00 a.m., Eastern Daylight Time, or any adjournment thereof, and to vote the number of shares of the Company which the undersigned would be entitled to vote and with all the power the undersigned would possess, if personally present, as follows:

                    1. [ ] FOR, or [ ] WITHHOLD AUTHORITY to vote for the
                following nominees for election as directors: Leonard R. Stein-Sapir, Lawrence S. Dolin, James J. Liguori, Steven S. Kaufman, Bernard Lerner, Kenneth L. Hignett and Bahman Guyuron, M.D.

                (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

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                    2. On such other business as may properly come before the
                meeting or any adjournment thereof.

                                (continued, and to be signed, on the other side)

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            (Continued from other side)

                THE PROXIES WILL VOTE AS SPECIFIED ABOVE OR IF A CHOICE IS NOT
            SPECIFIED THEY WILL VOTE FOR THE NOMINEES LISTED IN ITEM 1.

                                                     Receipt of Notice of Annual
                                                     Meeting of Shareholders and
                                                     Proxy Statement dated
                                                     June 6, 2003, is hereby
                                                     acknowledged.

                                                     Dated............... , 2003

                                                     ...........................

                                                     ...........................

                                                     ...........................
                                                            Signature(s)

                                                     (Please sign exactly as
                                                     your name or names
                                                     appear(s) hereon,
                                                     indicating, where proper,
                                                     official position or
                                                     representative capacity.)

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

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                                   Proxy Card